================================================================================













                    CAMBRIDGE FUND MANAGEMENT L.L.C., MANAGER


                        GOLDEN STATE PETRO (IOM I-A) PLC




                   -------------------------------------------

                              MANAGEMENT AGREEMENT

                   -------------------------------------------












================================================================================

                  This Management Agreement, dated as of December 1, 1996 (the "Agreement"), between Golden State Petro (IOM I-A) PLC, a company organized under the laws of the Isle of Man (the "Owner") and Cambridge Fund Management L.L.C., a Delaware limited liability company organized under the laws of the State of Delaware (the "Manager").

                              PRELIMINARY STATEMENT

                  The Owner is issuing first preferred mortgage notes (the "Notes") to finance the construction of a very large crude carrier (the Vessel") pursuant to a trust indenture (the "Indenture"), dated as of December 1, 1996, by and among Golden State Petroleum Transport Corporation, as agent, the Owner, Golden State Petro (IOM I-B) PLC and United State Trust Company of New York (the "Indenture Trustee"), as indenture trustee. Concurrently herewith, the Owner is entering into a bareboat charter (the "Initial Charter") with Chevron Transport Corporation (the "Initial Charterer"). The Owner desires to engage the Manager to provide management services for the Vessel and the Owner.

                  The Manager is willing to provide such services as to the Owner pursuant to this Agreement upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Owner and the Manager hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Unless otherwise defined in Schedule 1 to this Agreement, capitalized terms shall have the meanings assigned to such terms in the Indenture.

                                   ARTICLE II

                     ADMINISTRATIVE MANAGEMENT OF THE OWNER

                  Section 2.01 APPOINTMENT OF MANAGER AS MANAGER OF ADMINISTRATIVE OBLIGATIONS OF OWNER. The Owner hereby appoints the Manager and the Manager hereby accepts its appointment as manager of the administrative and corporate obligations of the Owner.

                  Section 2.02 ADMINISTRATIVE RESPONSIBILITIES OF MANAGER. The Manager hereby covenants and agrees with the Owner that the Manager shall or shall cause its designee to do the following:

                  (i) maintain the books and records of the Owner;

                  (ii) prepare and file the annual financial statements and annual tax returns of the Owner, if required;

                  (iii) provide all office staff and accommodation of the Owner;

                  (iv) prepare and submit invoices to the Owner or to the Owner's assignee for the cost and expense of (A) recording the Mortgage under the laws of the Registration Jurisdiction, (B) the annual corporate fees of the Owner, (C) the annual fees of the officers and directors of the Owner, (D) the annual premiums for directors and officers liability insurance for the directors and officers of the Owner, if any, and (E) any other expenses properly incurred on behalf of the Owner;

                  (v) on or prior to one (1) Business Day prior to a Payment Date, determine and certify to the Indenture Trustee (A) the estimated Recurring Fees for the Vessel which are then due and payable and (B) the estimated Recurring Fees for the Vessel which will become due and payable on the next succeeding Payment Date as contemplated by Section 3.3 of the Indenture;

                  (vi) pay any and all of the Recurring Fees pursuant to Section
3.3 of the Indenture; and

                  (vii) provide notice to the Indenture Trustee on or prior to three (3) Business Days prior to each Installment Date.

                                   ARTICLE III

                     ADMINISTRATIVE MANAGEMENT OF THE VESSEL

                  Section 3.01 APPOINTMENT OF MANAGER AS MANAGER OF THE VESSEL. The Owner hereby appoints the Manager and the Manager hereby accepts its appointment to act as administrative manager of the Vessel from and after the date hereof to the date the Vessel is disposed of by the Owner or the Manager is removed pursuant to Section 4.02.

                  Section 3.02 RESPONSIBILITIES OF THE MANAGER. From and after the Closing Date, the Manager hereby covenants and agrees with the Owner that:

                  (a) From and after the Closing Date to the date of termination of the Initial Charter pursuant to the provisions thereof, the Manager shall monitor and enforce the performance by the Initial Charterer of its obligations under and pursuant to the Initial Charter. Thereafter, if the Owner enters into an Acceptable Replacement Charter or substitute charter, the Manager shall monitor and enforce the performance by any subsequent charterer (a "Subsequent Charterer") of its obligations under and pursuant to an Acceptable Replacement Charter or substitute charter. In no event shall the Manager be responsible for the costs and expenses incurred in connection with the enforcement of the Initial Charter, any Acceptable Replacement Charter or substitute charter.

                  (b) The Manager shall review the insurance certificates provided by the Initial Charterer (or Subsequent Charterer) pursuant to the terms of the Initial Charter (or Acceptable Replacement Charter or substitute charter) to determine whether such certificates comply with the terms of the Initial Charter (or Acceptable Replacement Charter or substitute charter);

PROVIDED, HOWEVER, that in no event shall the Manager be liable for the placement of additional insurance on the Vessel or the payment or advancement of any premiums or calls.

                  (c) The Manager shall handle and process any claims arising in connection with the insurances of the Vessel in accordance with Clause 11 of the Initial Charter (or the pertinent provisions of the Acceptable Replacement Charter or substitute charter).

                  (d) The Manager shall review any and all assignments and subcharters of the Vessel to determine if they meet the requirements of the Initial Charter (or Acceptable Replacement Charter or substitute charter).

                  (e) The Manager shall review any and all approvals or consents requested by the Initial Charterer (or Subsequent Charterer) pursuant to the terms of the Initial Charter (or Acceptable Replacement Charter or substitute charter) and advise the Owner or the Owner's assignee with respect to same.

                  (f) The Manager shall provide the services of such officers and other staff of suitable skills and experience from among the members of the staff of the Manager as may be necessary in order properly to perform the services referred to herein.

                  (g) The Manager shall provide office equipment and the use of accounting or computing equipment when and to the extent required and the necessary executive, clerical and secretarial personnel for the performance of the services herein set out.

                  (h) The Manager shall keep all books and records of things done and transactions performed on behalf of the Owner.

                  Section 3.03 MANAGER TO ACT AS ATTORNEY-IN-FACT OF OWNER. The Owner hereby constitutes the Manager, and its successors and assigns, its true and lawful attorney, irrevocably, with full power in its own name, in the name of its agents or nominees or in the name of the Owner or otherwise, to execute any and all documents, instruments, agreements and applications for and on behalf of the Owner relating to or in connection with (i) the registration of the Vessel under the laws of the Registration Jurisdiction, (ii) the monitoring and enforcement of the terms and conditions of the Initial Charter (or Acceptable Replacement Charter or substitute charter) and (iii) the performance by the Owner of its obligations under the Initial Charter (or Acceptable Replacement Charter or substitute charter) as the Manager may deem to be necessary or advisable.

                  Section 3.04 MANAGER TO ACT AS OWNER'S REMARKETING AGENT. The Owner hereby appoints and the Manager accepts appointment as the Owner's exclusive marketing agent with respect to the sale and/or charter of the Vessel on the terms and conditions set forth in this Agreement.

                  Section 3.05 MANAGER'S REMARKETING OBLIGATIONS. (a) The Manager shall commence marketing of the Vessel upon receipt of written notice (the "Commencement Notice") from the Owner stating that the Initial Charterer has given the Owner notice of the Initial Charter's election not to renew the Initial Charter. The Manager will obtain the services of brokers to assist it in its remarketing efforts. Among the brokers the Manager may use (on a non-exclusive basis) are McQuilling Brokerage Partners, Inc. and ACM Shipping Limited.

                  (b) The Manager shall promptly solicit bids for and advise the Owner and the Indenture Trustee, as assignee of the Owner, as to the availability of an Acceptable Replacement Charter.

                  (c) In the event that the Manager notifies the Indenture Trustee, as assignee of the Owner, and the Owner that an Acceptable Replacement Charter is commercially unavailable, then the Manager shall be directed by notice in writing from the Owner or the Indenture Trustee, as assignee of the Owner, to solicit bids for the sale of the Vessel.

                  (d) The Manager shall forward to the Indenture Trustee the highest cash bid for the sale of such Vessel received after the receipt of the Commencement Notice to the date which is one week prior to the next succeeding principal payment date (the "Remarketing Period") that will, when added to the Allocable Portion of the Debt Service Reserve Fund, at least equal the Allocated Principal Amount of the Notes for such Vessel, plus interest accrued but unpaid thereon; PROVIDED, HOWEVER, if there are no such bids, the Manager shall forward to the Indenture Trustee all other cash bids received during the Remarketing Period by the Manager for the sale of the Vessel. The Indenture Trustee shall instruct the Manager whether or not to accept any such bid.

                  (e) In the event that there are no bids for the sale of the Vessel or the Indenture Trustee instructs the Manager not to accept any bid for the sale of the Vessel, then the Manager shall consult with the Owner and the Indenture Trustee and shall attempt to recharter the Vessel upon such terms as it shall, in its sole discretion, deem appropriate so long as (i) such charter is an arms' length agreement, (ii) the charterhire payable thereunder during the term thereof is an amount sufficient to (A) make the mandatory sinking fund payments, together with all interest payments on the Allocated Principal Amount of the Notes for the Vessel, (B) pay Recurring Fees for the Vessel and the cost of insurance not maintained by the Substitute Charterer under such substitute charter, (C) pay the Management Fees for the Vessel and (D) pay the amount of fees and expenses of the Indenture Trustee allocable to the Vessel.

                  (f) If the Manager is unable to obtain any bids for the recharter of the Vessel, it shall promptly advise the Owner and the Indenture Trustee and recommend what alternatives are available for the employment or disposition of the Vessel.

                  Section 3.06 MANAGER'S ACTIVITIES ON BEHALF OF OWNER. In connection with the performance of its services hereunder on behalf of the Owner, the Manager shall not perform such services from an office or fixed place of business in the United States within the meaning of sections 864 or 887(b)(4) of the Code and shall use its best efforts to avoid treatment of the Owner as being engaged in a trade or business in the United States or having any such office or fixed place of business in the United States.

                                   ARTICLE IV

                          GENERAL PROVISIONS REGARDING
                                   THE MANAGER

                  Section 4.01 NO DUTIES EXCEPT AS SPECIFIED IN AGREEMENT OR INSTRUCTIONS. (a) The Manager shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, repair, advance any amounts in connection with the repair of, dispose of or otherwise deal with the Vessel or any part thereof, or otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Manager is a party, except as expressly provided by the terms of this Agreement. No implied duties or obligations shall be read into this Agreement against the Manager.

                  (b) Under no circumstances shall the Manager be liable for (i) the Owner's obligations under the Indenture, the Security Documents, the Initial Charter or the indebtedness evidenced by the Notes or (ii) the validity or sufficiency of the Indenture or any of the Security Documents. The Manager shall not assume any liability, duty or obligation to any Person, other than as expressly provided for herein.

                  (c) The Manager shall not have any duty to conduct any affirmative investigation, other than as specifically set forth in this Agreement, as to the Initial Charterer's (or Acceptable Replacement Charterer's or Subsequent Charterer's) performance of its obligations under the Initial Charter (or Acceptable Replacement Charter or substitute charter) or the condition of the Vessel.

                  (d) No provision of this Agreement shall be construed to relieve the Manager from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct. The duties and obligations of the Manager shall be determined solely by the express provisions of this Agreement and the Manager shall not be liable except for the performance of its duties and obligations as specifically set forth in this Agreement. No implied covenants or obligations shall be read into this Agreement against the Manager and, in the absence of bad faith on the part of the Manager, the Manager may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Manager and conforming to the requirements of this Agreement.

                  (e) The Manager may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

                  (f) The right of the Manager to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Manager shall not be answerable for other than its gross negligence or willful misconduct in the performance of such act, and the delivery hereunder to the Manager of any notice, document or report shall not give rise to an affirmative obligation on the part of the Manager to take any action with respect thereto, except as otherwise expressly provided herein.

                  Section 4.02 RESIGNATION OF MANAGER. The Manager may resign its duties at any time upon 30 days prior written notice to the Owner and the Indenture Trustee. The Manager may be removed by the Owner with or without cause upon 30 days prior written notice to the Manager and the Indenture Trustee; PROVIDED, HOWEVER, if the Owner removes the Manager without cause, the Manager shall be entitled to receive the compensation described in Section 4.04(a) hereof through the date which is 90 days after the receipt of such notice. In the event of the resignation or removal of the Manager, a successor manager shall be appointed by the Owner. The Owner shall give the Indenture Trustee notice of the successor manager's acceptance of such appointment and shall cause such successor to execute any and all documents requested by the Indenture Trustee to evidence such successor's acceptance of all of the obligations of the Manager pursuant to this Agreement. For the purposes of this Agreement, any material breach of any material obligation of the Manager hereunder shall give the Owner the right to remove the Manager with cause.

                  Section 4.03 INDEMNIFICATION. The Owner shall indemnify the Manager and its successors and assigns, and hold them harmless against and from, any and all liabilities, obligations, losses, damages, taxes, penalties, claims, actions, suits, costs, expenses (including legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may be imposed on, incurred by or asserted at any time against the Manager (whether or not indemnified against by other parties) in any way relating to or arising out of this Agreement, the Indentures or any Security Document; PROVIDED, HOWEVER, that the Owner shall not be required to indemnify the Manager for Expenses arising or resulting from its own willful misconduct or gross negligence.

                  Section 4.04 COMPENSATION. (a) For the first year of the term of this Agreement, the Manager shall receive as compensation for its services hereunder an amount equal to $50,000 per annum, payable semi-annually in arrears on each Payment Date as provided in Section 3.3 of the Indenture.

                  (b) Whenever any payment to the Manager under this Agreement shall be due on a day other than a Business Day, the date of payment thereof shall be extended to the next succeeding Business Day, unless such extension would cause payment to be made in the next succeeding calendar month, in which case such date shall be advanced to the next preceding Business Day.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

                  Section 5.01 AMENDMENT. This Agreement may be amended from time to time by written agreement signed by the parties hereto upon the written consent of the Indenture Trustee.

                  Section 5.02 SEVERABILITY. If any provision of this Agreement is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections contained in this Agreement shall not affect the remaining portions of this Agreement, or any part thereof.

                  Section 5.03 NOTICES. All demands, notices and communications hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Manager, at the following address: Park Avenue Tower, 65 East 55th Street, Suite 3300, New York, New York 10022, (b) in the case of the Owner, at the following address: 15-19 Athol Street, Douglas, Isle of Man and (c) in the case of the Indenture Trustee, at the following address:
114 West 47th Street, New York, New York 10036-1532 Attention: Corporate Trust Department, or at other such address as shall be designated by such party in a written notice to the other parties.

                  Section 5.04 CAPTIONS. The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

                  Section 5.05 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

                  Section 5.06 NO DEMISE. Nothing herein contained shall be construed as creating a demise of the Vessel to the Manager.

                  Section 5.07 NO PARTNERSHIP. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto, and the services of each party shall be rendered as an independent contractor and not as agent for any other party.

                  Section 5.08 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

                  Section 5.09 SURVIVAL. The representations, covenants and agreements contained in or made pursuant to this Agreement in respect of either party hereto shall survive the execution and delivery of this Agreement and shall continue in effect so long as such party's obligations hereunder remain outstanding.

                  Section 5.10 INTEGRATION. This Agreement and the Schedule and Exhibits hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

                  Section 5.11 REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 5.12 GENERAL INTERPRETIVE PRINCIPLES. For purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the defined terms in this Agreement shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

                  (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Indenture;

                  (d) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

                  (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  IN WITNESS WHEREOF, the Manager and the Owner have caused this Indenture to be duly executed and delivered by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                   CAMBRIDGE FUND MANAGEMENT L.L.C., as Manager


                                   By:/s/ David Moore
                                      -----------------------------
                                   Name:  David Moore
                                   Title: Chief Financial Officer


                                   GOLDEN STATE PETRO (IOM I-A) PLC, as Owner


                                   By:/s/ Joseph Avantario
                                      -----------------------------
                                   Name:  Joseph Avantario
                                   Title: Treasurer

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS...............................  1

                                   ARTICLE II

                     ADMINISTRATIVE MANAGEMENT OF THE OWNER..................  1

Section 2.01   Appointment of Manager as Manager of Administrative
               Obligations of Owner..........................................  1

Section 2.02   Administrative Responsibilities of Manager....................  1

                                   ARTICLE III

                     ADMINISTRATIVE MANAGEMENT OF THE VESSEL.................  2

Section 3.01   Appointment of Manager as Manager of the Vessel...............  2

Section 3.02   Responsibilities of the Manager...............................  2

Section 3.03   Manager to Act as Attorney-in-Fact of Owner...................  3

Section 3.04   Manager to Act as Owner's Remarketing Agent...................  3

Section 3.05   Manager's Remarketing Obligations.............................  3

Section 3.06   Manager's Activities on Behalf of Owner.......................  4

                                   ARTICLE IV

                          GENERAL PROVISIONS REGARDING
                                   THE MANAGER...............................  5

Section 4.01   No Duties Except As Specified in Agreement or Instructions....  5

Section 4.02   Resignation of Manager........................................  6

Section 4.03   Indemnification...............................................  6

Section 4.04   Compensation..................................................  6

                                                                            Page
                                                                            ----

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS.........................  6

Section 5.01   Amendment.....................................................  6

Section 5.02   Severability..................................................  6

Section 5.03   Notices.......................................................  7

Section 5.04   Captions......................................................  7

Section 5.05   Governing Law.................................................  7

Section 5.06   No Demise.....................................................  7

Section 5.07   No Partnership................................................  7

Section 5.08   Counterparts..................................................  7

Section 5.09   Survival......................................................  7

Section 5.10   Integration...................................................  7

Section 5.11   Reproduction of Documents.....................................  8

Section 5.12   General Interpretive Principles...............................  8